                                                                  Exhibit (4)(j)


                           [FORM OF FACE OF RECEIPT]

NUMBER  DEPOSITARY SHARES

         CERTIFICATE FOR NOT MORE THAN _____________ DEPOSITARY SHARES

TDR

                         RECEIPT FOR DEPOSITARY SHARES,
             EACH DEPOSITARY SHARE REPRESENTING [specify fraction]
       INTEREST IN ONE SHARE OF _________ PREFERRED STOCK, CLASS ____ OF

                                    KEYCORP
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                                               CUSIP ___________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                     , as Depositary (the "Depositary"), hereby certifies that
_____________________
______________________ is

the registered owner of                          DEPOSITARY SHARES


("Depositary Shares"), each Depositary Share representing [specify fraction] of one share of _______ Preferred Stock, Class _, $1.00 par value (the "Preferred Stock"), of KEYCORP, a corporation duly organized and existing under the laws of the State of Ohio (the "Company"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of ___________, 199_ (the "Deposit Agreement"), among the Company, the Depositary and the Holders from time to time of Receipts for Depositary Shares. By accepting this Receipt the Holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Receipt shall not be valid or obligatory for any purpose or be entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Receipts by the manual signature of a duly authorized officer thereof.

Dated:                                           Countersigned:


By ____________________                            By __________________________
   Depositary                                          Registrar
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                          [FORM OF REVERSE OF RECEIPT]

                                    KEYCORP

          KEYCORP WILL FURNISH WITHOUT CHARGE TO EACH REGISTERED HOLDER OF RECEIPTS WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A COPY OF THE CERTIFICATE OF AMENDMENT WITH RESPECT TO THE ________ PREFERRED STOCK, CLASS ______ OF KEYCORP. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.


          The following abbreviations when used in the instructions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -   as tenant in common  UNIF GIFT MIN ACT - _______  Custodian ________
                                                     (Cust)             (Minor)

TEN ENT -   as tenants by the    Under Uniform Gifts to Minors Act
            entireties

JT TEN -  as joint tenants with
          right of survivorship  _______________________________________________
          and not as tenants in  (State)
          common

          Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

          For value received,                    hereby sell(s), assign(s) and
transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

- -------------------------------------------------------------------------------
_____________________________________________________________ Depositary Shares
represented by the within Receipt, and do(es) hereby irrevocably constitute and appoint_____ Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated ____________________
                                         ---------------------------------------
                                         NOTICE: The signature to the assignment
                                                 must correspond with the name
                                                 as written upon the face of
                                                 this Receipt in every
                                                 particular, without alteration
                                                 or enlargement or any change
                                                 whatever.